UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 4, 2008

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
Idaho Power Company
Form 8-K

ITEM 8.01      OTHER EVENTS

General Rate Case

On June 8, 2007, Idaho Power Company (the "Company") filed an application with the Idaho Public Utilities Commission (the "IPUC") requesting an average rate increase of approximately 10.35 percent, or $63.9 million annually, for its Idaho customers.  The application included a requested return on equity of 11.5 percent and an overall rate of return of 8.561 percent.  The Company filed its case based upon a fully forecast 2007 test year.  The Company also requested a $29.16 per MWh Load Growth Adjustment Rate ("LGAR"), which adjusts the power supply costs the Company is allowed to include in its Power Cost Adjustment ("PCA") for differences between actual load and the load used in calculating base rates.  The existing LGAR is $29.41 per MWh and by IPUC order is reset in general rate case proceedings.

On December 10, 2007, the IPUC Staff (the "Staff") filed direct testimony with the IPUC; testimony was also filed by interveners in the proceeding.  In its testimony, the Staff recommended a 2.82 percent average rate increase, or $17.5 million annually, with a return on equity of 10.25 percent and an overall rate of return of 7.864 percent.  The Staff also recommended against the use of a fully forecast 2007 test year and instead recommended using an historic test year ended June 30, 2007, with certain adjustments made for known and measurable expenses incurred after June 30, 2007.  The Staff recommended an LGAR of $62.79 per MWh, which, based upon a normal 2008 calendar year, would reduce the PCA by $17.2 million in 2008 and fully offset Staff's recommended general rate increase.

On January 4, 2008, the Company filed rebuttal testimony in response to the testimony of the Staff and other interveners.  The Company disagrees with Staff's recommendations as well as its calculations and/or methodology in a number of areas.  The Company believes that if historical data is used rather than forecast the Company will not be properly compensated for regulatory lag, which is the difference between the time costs are incurred and the time rates are implemented to recover those costs, and the Company will not have the opportunity to earn its authorized rate of return.  Copies of the rebuttal testimony of Steven R. Keen, Vice President and Treasurer of the Company, and Lori D. Smith, Vice President of Finance and Chief Risk Officer of the Company, are filed as Exhibits 99.1 and 99.2 hereto, respectively.  The complete general rate case filing is available at the IPUC website at www.puc.idaho.gov.

The IPUC has scheduled a technical hearing in this matter from January 22 through January 25, 2008. While the Company still expects any rate change to become effective in late February 2008, the Company is unable to predict what relief the IPUC will grant or when the IPUC will issue its order.

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Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws.  Although IDACORP and Idaho Power Company believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include:  changes in and compliance with governmental policies, including new interpretations of existing policies, and regulatory actions and regulatory audits, including those of the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission, the Oregon Public Utility Commission and the Internal Revenue Service with respect to allowed rates of return, industry and rate structure, day-to-day business operations, acquisition and disposal of assets and facilities, operation and construction of plant facilities, provision of transmission services, relicensing of hydroelectric projects, recovery of purchased power expenses, recovery of other capital investments, present or prospective wholesale and retail competition, including but not limited to retail wheeling and transmission costs, and other refund proceedings; changes arising from the Energy Policy Act of 2005; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with environmental, endangered species and safety laws and policies; weather variations affecting hydroelectric generating conditions and customer energy usage; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generating, transmission and distribution facilities including an inability to obtain required governmental permits and approvals, and risks related to contracting, construction and start-up; operation of power generating facilities including breakdown or failure of equipment, performance below expected levels, competition, fuel supply, including availability, transportation and prices, and availability of transmission; blackouts or other disruptions of Idaho Power Company's or the western interconnected transmission systems; impacts from the potential formation of a regional transmission organization or the development of another transmission group; population growth rates and demographic patterns; market demand and prices for energy, including structural market changes; changes in operating expenses and capital expenditures, including costs and availability of materials and commodities, and fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by factors such as credit ratings and general economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; homeland security, natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire, acts of war or terrorism; market conditions that could affect the operations and prospects of IDACORP's subsidiaries or their competitors; increasing health care costs and the resulting effect on medical benefits paid for employees; performance of the stock market and the changing interest rate environment, which affect the amount of required contributions to pension plans, as well as the reported costs of providing pension and other postretirement benefits; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; changes in tax rates or policies, interest rates or rates of inflation; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements.  Any such forward-looking statement should be considered in light of such factors and others noted in IDACORP's and Idaho Power Company's Annual Report on Form 10-K for the year ended December 31, 2006, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 3007 and September 30, 2007 and other reports on file with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement is made.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

Number	Description

99.1	Rebuttal Testimony of Steven R. Keen, Vice President and Treasurer of Idaho Power Company, filed with the Idaho Public Utilities Commission on January 4, 2008 - Case No. IPC-E-07-8

99.2	Rebuttal Testimony of Lori D. Smith, Vice President of Finance and Chief Risk Officer of Idaho Power Company, filed with the Idaho Public Utilities Commission on January 4, 2008 - Case No. IPC-E-07-8
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  January 11, 2008

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
   Senior Vice President -
   Administrative Services and
   Chief Financial Officer

Idaho Power Company

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
   Senior Vice President -
   Administrative Services and
   Chief Financial Officer

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INDEX TO EXHIBITS

Number	Description

99.1	Rebuttal Testimony of Steven R. Keen, Vice President and Treasurer of Idaho Power Company, filed with the Idaho Public Utilities Commission on January 4, 2008 - Case No. IPC-E-07-8

99.2	Rebuttal Testimony of Lori D. Smith, Vice President of Finance and Chief Risk Officer of Idaho Power Company, filed with the Idaho Public Utilities Commission on January 4, 2008 - Case No. IPC-E-07-8

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